GE Conservative Allocation Fund - Average Net Assets
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


			 ($000's omitted)

GE Conservative Allocation Fund			"25,310"

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)			"6,256"
GE U.S. Equity Fund (Class Y)			"379,573"
GE International Equity Fund (Class Y)			"33,955"
GE Fixed Income Fund (Class Y)			"49,027"

GE Conservative Allocation Fund - Purchases and Redemptions
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Purchases ($000's omitted)	 October 	 November 	 December

GE Conservative Allocation Fund	34	8	80

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	 -
GE U.S. Equity Fund (Class Y)	"3,740"	"12,838"	"3,908"
GE International Equity Fund (Class Y)	502	727	622
GE Fixed Income Fund (Class Y)	"1,772"	"1,219"	820
GE Premier Growth Fund (Class Y)	443	"9,954"	628
GE Mid Cap Growth Fund (Class Y)	20	 -   	1
GE S-T Gov't Fund (Class Y)	52	10	10
GE Value Equity Fund (Class Y)	40	 -   	5


Purchases ($000's omitted)	 January 	 February 	 March

GE Conservative Allocation Fund	284	273	"45,414"

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	52	"1,934"	"7,703"
GE U.S. Equity Fund (Class Y)	"3,399"	"8,647"	"24,879"
GE International Equity Fund (Class Y)	"3,020"	"2,352"	"12,162"
GE Fixed Income Fund (Class Y)	402	"1,029"	"28,543"
GE Premier Growth Fund (Class Y)	"11,133"	 -   	 -
GE Mid Cap Growth Fund (Class Y)	5	 -   	 -
GE S-T Gov't Fund (Class Y)	261	 -   	 -
GE Value Equity Fund (Class Y)	 -   	 -   	 -


Purchases ($000's omitted)	 April  	 May 	 June

GE Conservative Allocation Fund	184	275	316

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	326	873	356
GE U.S. Equity Fund (Class Y)	"11,560"	"4,524"	"3,359"
GE International Equity Fund (Class Y)	"2,176"	"1,854"	337
GE Fixed Income Fund (Class Y)	934	"1,166"	533


Purchases ($000's omitted)	 July 	 August 	 September

GE Conservative Allocation Fund	27	203	222

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	486	55	61
GE U.S. Equity Fund (Class Y)	"2,529"	"2,904"	"1,975"
GE International Equity Fund (Class Y)	"1,196"	"1,761"	"1,393"
GE Fixed Income Fund (Class Y)	"1,320"	"1,117"	846


Redemptions ($000's omitted)	 October 	 November 	 December

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	 -
GE U.S. Equity Fund (Class Y)	"5,450"	"5,882"	"39,977"
GE International Equity Fund (Class Y)	567	380	"1,739"
GE Fixed Income Fund (Class Y)	"1,812"	"1,584"	"1,278"
GE Premier Growth Fund (Class Y)	439	"9,919"	483
GE Mid Cap Growth Fund (Class Y)	25	55	39
GE S-T Gov't Fund (Class Y)	91	19	45
GE Value Equity Fund (Class Y)	78	94	40


Redemptions ($000's omitted)	 January 	 February 	 March

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	23	4	315
GE U.S. Equity Fund (Class Y)	"10,492"	"5,496"	"6,746"
GE International Equity Fund (Class Y)	917	"1,477"	864
GE Fixed Income Fund (Class Y)	"2,929"	"1,616"	978
GE Premier Growth Fund (Class Y)	"11,539"	 -   	 -
GE Mid Cap Growth Fund (Class Y)	42	 -   	 -
GE S-T Gov't Fund (Class Y)	7	 -   	 -
GE Value Equity Fund (Class Y)	 -   	 -   	 -


Redemptions ($000's omitted)	 April  	 May 	 June

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	124	174	240
GE U.S. Equity Fund (Class Y)	"6,149"	"5,816"	"6,330"
GE International Equity Fund (Class Y)	"1,263"	557	"1,321"
GE Fixed Income Fund (Class Y)	"1,656"	"2,131"	"1,244"


Redemptions ($000's omitted)	 July 	 August 	 September

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	69	195	390
GE U.S. Equity Fund (Class Y)	"4,006"	"9,677"	"3,571"
GE International Equity Fund (Class Y)	"1,306"	"1,566"	841
GE Fixed Income Fund (Class Y)	"2,145"	886	"1,686"


GE Conservative Allocation Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Into	 October 	 November 	 December

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	 -
GE U.S. Equity Fund (Class Y)	 -   	 -   	"14,537"
GE International Equity Fund (Class Y)	 -   	 -   	"10,718"
GE Fixed Income Fund (Class Y)	"1,940"	"2,001"	"40,434"
GE Premier Growth Fund (Class Y)	 -   	 -   	"2,109"
GE Mid Cap Growth Fund (Class Y)	 -   	 -   	622
GE S-T Gov't Fund (Class Y)	165	175	"3,884"
GE Value Equity Fund (Class Y)	 -   	 -   	"9,258"


Exchanges - Into	 January 	 February 	 March

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	"58,951"	"2,374,977"
GE U.S. Equity Fund (Class Y)	"18,867"	"231,360"	"12,689,969"
GE International Equity Fund (Class Y)	"33,221"	"7,008"	"5,638,828"
GE Fixed Income Fund (Class Y)	"99,034"	"130,430"	"24,304,122"
GE Premier Growth Fund (Class Y)	"7,304"	 -   	 -
GE Mid Cap Growth Fund (Class Y)	"4,937"	 -   	 -
GE S-T Gov't Fund (Class Y)	"9,195"	 -   	 -
GE Value Equity Fund (Class Y)	"17,210"	 -   	 -


Exchanges - Into	 April  	 May 	 June

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	"99,200"	 -   	 -
GE U.S. Equity Fund (Class Y)	"439,300"	 -   	 -
GE International Equity Fund (Class Y)	"22,100"	 -   	 -
GE Fixed Income Fund (Class Y)	"301,400"	"107,760"	"177,808"


Exchanges - Into	 July 	 August 	 September

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	"13,100"
GE U.S. Equity Fund (Class Y)	 -   	 -   	"99,000"
GE International Equity Fund (Class Y)	 -   	 -   	"352,900"
GE Fixed Income Fund (Class Y)	"127,309"	"132,735"	"116,533"


GE Conservative Allocation Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Out Of	 October 	 November 	 December

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	 -   	 -
GE U.S. Equity Fund (Class Y)	"1,908"	"3,094"	 -
GE International Equity Fund (Class Y)	"6,974"	"2,447"	"6,235"
GE Fixed Income Fund (Class Y)	"18,939"	 -   	 -
GE Premier Growth Fund (Class Y)	832	"1,154"	"1,031"
GE Mid Cap Growth Fund (Class Y)	328	771	825
GE S-T Gov't Fund (Class Y)	"2,178"	 -   	 -
GE Value Equity Fund (Class Y)	"2,037"	"2,731"	 -


Exchanges - Out Of	 January 	 February 	 March

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	 -   	"4,151"	"87,000"
GE U.S. Equity Fund (Class Y)	"3,343"	"39,921"	"1,185,433"
GE International Equity Fund (Class Y)	"34,730"	"39,870"	"105,692"
GE Fixed Income Fund (Class Y)	"18,000"	"61,271"	"243,995"
GE Premier Growth Fund (Class Y)	"3,798"	 -   	 -
GE Mid Cap Growth Fund (Class Y)	"2,168"	 -   	 -
GE S-T Gov't Fund (Class Y)	 -   	"52,224"	 -
GE Value Equity Fund (Class Y)	"5,569"	"89,081"	 -


Exchanges - Out Of	 April  	 May 	 June

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	"62,800"	"99,900"	"53,800"
GE U.S. Equity Fund (Class Y)	"291,700"	"591,600"	"351,100"
GE International Equity Fund (Class Y)	 -   	"91,700"	"345,400"
GE Fixed Income Fund (Class Y)	"641,100"	 -   	"545,100"


Exchanges - Out Of	 July 	 August 	 September

GE Conservative Allocation Fund

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	"30,400"	"68,600"	"91,400"
GE U.S. Equity Fund (Class Y)	"449,400"	"495,900"	 -
GE International Equity Fund (Class Y)	"125,400"	 -   	"88,500"
GE Fixed Income Fund (Class Y)	"1,356,200"	"222,100"	"846,700"


GE Conservative Allocation Fund - Asset Allocations
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 October 	 November 	 December

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)
GE U.S. Equity Fund (Class Y)	10.07%	9.73%	9.91%
GE International Equity Fund (Class Y)	17.60%	17.98%	18.19%
GE Fixed Income Fund (Class Y)	49.34%	48.96%	48.62%
GE Premier Growth Fund (Class Y)	4.02%	4.01%	4.05%
GE Mid Cap Growth Fund (Class Y)	2.99%	3.05%	3.10%
GE S-T Gov't Fund (Class Y)	4.80%	4.77%	4.76%
GE Value Equity Fund (Class Y)	9.05%	8.73%	8.88%

Total Net Assets	"822,314"	"829,159"	"909,368"


	 January 	 February 	 March

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	8.92%	5.13%	5.06%
GE U.S. Equity Fund (Class Y)	10.25%	27.11%	27.70%
GE International Equity Fund (Class Y)	15.73%	11.87%	12.12%
GE Fixed Income Fund (Class Y)	52.12%	53.22%	52.98%
GE Premier Growth Fund (Class Y)	3.90%
GE Mid Cap Growth Fund (Class Y)	2.91%
GE S-T Gov't Fund (Class Y)	5.25%
GE Value Equity Fund (Class Y)

Total Net Assets	"994,847"	"1,110,806"	"46,850,058"


	 April  	 May 	 June

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	5.11%	4.84%	4.99%
GE U.S. Equity Fund (Class Y)	28.16%	28.35%	27.76%
GE International Equity Fund (Class Y)	11.71%	12.04%	11.99%
GE Fixed Income Fund (Class Y)	53.12%	52.72%	53.12%

Total Net Assets	"45,908,131"	"43,617,096"	"43,204,681"


	 July 	 August 	 September

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	4.98%	5.13%	5.10%
GE U.S. Equity Fund (Class Y)	27.88%	28.03%	28.10%
GE International Equity Fund (Class Y)	11.92%	11.78%	12.00%
GE Fixed Income Fund (Class Y)	53.19%	53.01%	53.20%

Total Net Assets	"40,948,304"	"41,237,406"	"4,101,999"


GE Conservative Allocation Fund - Expense Ratios
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	Gross Expense		Net Expense
	Ratio		Ratio

GE Conservative Allocation Fund	0.36%		0.20%

Underlying Funds:
GE Small-Cap Value Equity Fund (Class Y)	0.83%		0.83%
GE U.S. Equity Fund (Class Y)	0.58%		0.58%
GE International Equity Fund (Class Y)	1.08%		1.08%
GE Fixed Income Fund (Class Y)	0.55%		0.55%